Exhibit 99.1

InfuSystem Holdings, Inc. 3851 W. Hamlin Road Rochester Hills, MI 48309 248-291-1210

FOR IMMEDIATE RELEASE
CONTACT:    Joe Dorame, Joe Diaz & Robert Blum
            Lytham Partners, LLC
        602-889-9700

InfuSystem and Sanara MedTech Announce Wound Therapy Partnership

Rochester Hills, Michigan, November 3, 2022 - InfuSystem Holdings, Inc. (NYSE American: INFU) (“InfuSystem” or the “Company”) and Sanara MedTech Inc. (NASDAQ: SMTI) (“Sanara”) announced today the establishment of a partnership, SI Wound Care, LLC (“SI Wound Care”), focused on delivering a complete wound care solution targeted at improving patient outcomes, lowering the cost of care, and increasing patient and provider satisfaction. The partnership is expected to enable InfuSystem to offer innovative products including Cork Medical LLC’s (“Cork”) negative pressure wound therapy (“NPWT”) devices and supplies and Sanara’s advanced wound care product line to new customers through the jointly controlled entity.

Richard DiIorio, InfuSystem’s CEO, stated, “Over the past few years, we have built our NPWT business as a turnkey solution with a focus on offering high quality options to patients and providers. We believe the wound care market represents a significant opportunity to drive revenue growth for our Integrated Therapy Services (“ITS”) platform by treating both chronic and acute wounds. Partnering with Sanara enables us to better serve patients and care providers nationally by offering a complete line of advanced wound care products.”

Each partner brings a differentiated and complementary offering to the companies’ combined solution:

•Sanara - The Sanara team has significant wound care expertise in the acute care setting as well as throughout the entire continuum of care. Sanara currently employs sales managers with deep industry experience across the United States. Sanara believes its advanced portfolio of wound care products is complementary to NPWT services and can be used before, during, or after NPWT to remove microbes from the wound bed and promote healing.
•InfuSystem - InfuSystem is a participating in-network provider for more than 770 health insurance networks covering over 95% of the U.S. population and has seven distribution centers across North America. InfuSystem can leverage this infrastructure to gain acceptance for the new products and services. Additionally, InfuSystem is a distributor of Cork NPWT devices and supplies in the United States and Canada. The partnership is expected to enable InfuSystem to offer new products and thereby reach new NPWT business throughout the continuum of care, from the hospital to the home.

Zach Fleming, Sanara’s CEO, stated, “NPWT is a key technology offering in the wound care market that has benefited millions of wound care patients. By pairing Sanara’s product line and deep expertise in wound care with InfuSystem’s existing NPWT business, including sales, distribution, clinical support, and revenue cycle capabilities, we hope to offer a compelling solution to a broader patient universe; offering significant value and improved outcomes for patients, providers and payers.”

About Sanara MedTech Inc.

With a focus on improving patient outcomes through evidence-based healing solutions, Sanara MedTech Inc. markets, distributes and develops wound and skincare products for use by physicians and clinicians in hospitals, clinics, and all post-acute care settings and offers wound care and dermatology virtual consultation services via telemedicine. Sanara’s products are primarily sold in the North American advanced wound care and surgical tissue repair markets. Sanara markets and distributes CellerateRX® Surgical Activated Collagen®, FORTIFY TRG™ Tissue Repair Graft and FORTIFY FLOWABLE™ Extracellular Matrix as well as a portfolio of advanced biologic products focusing on AMPLIFY™ Verified Inductive Bone Matrix, ALLOCYTE™ Advanced Cellular Bone Matrix, BiFORM® Bioactive Moldable Matrix and TEXAGEN™ Amniotic Membrane Allograft to the surgical market. In addition, the following products are sold to the wound care market: BIAKŌS™ Antimicrobial Skin and Wound Cleanser, BIAKŌS™ Antimicrobial Wound Gel, BIAKŌS™ Antimicrobial Skin and Wound Irrigation Solution and HYCOL™ Hydrolyzed Collagen. Sanara’s pipeline also contains potentially transformative product candidates for mitigation of opportunistic pathogens and biofilm, wound re-epithelialization and closure, necrotic tissue debridement, and cell compatible substrates. Sanara believes it has the ability to drive its pipeline from concept to preclinical and clinical development while meeting quality and regulatory requirements. Sanara is constantly seeking long-term strategic partnerships with a focus on products that improve outcomes at a lower overall cost. In addition, Sanara is actively seeking to expand within its six focus areas of wound and skincare for the acute, post-acute, and surgical markets. The focus areas are debridement, biofilm removal, hydrolyzed collagen, advanced biologics, negative pressure wound therapy adjunct products, and the oxygen delivery system segment of the healthcare industry.

About InfuSystem Holdings, Inc.

InfuSystem Holdings, Inc. (NYSE American: INFU), is a leading national health care service provider, facilitating outpatient care for durable medical equipment manufacturers and health care providers. INFU services are provided under a two-platform model. The lead platform is

ITS, providing the last-mile solution for clinic-to-home healthcare where the continuing treatment involves complex durable medical equipment and services. The ITS segment is comprised of Oncology, Pain Management, Wound Therapy and Lymphedema businesses. The second platform, Durable Medical Equipment Services (“DME Services”), supports the ITS platform and leverages strong service orientation to win incremental business from its direct payer clients. The DME Services segment is comprised of direct payer rentals, pump and consumable sales, and biomedical services and repair. Headquartered in Rochester Hills, Michigan, the Company delivers local, field-based customer support and also operates Centers of Excellence in Michigan, Kansas, California, Massachusetts, Texas and Ontario, Canada.

Forward-Looking Statements

Certain statements contained in this press release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, such as statements relating to future actions, capital allocation strategy, business plans, growth initiatives, objectives and prospects, future operating or financial performance, guidance and expected new business relationships, including with respect to our new SI Wound Care partnership. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “expect,” “strategy,” “future,” “likely,” variations of such words, and other similar expressions, as they relate to the Company, are intended to identify forward-looking statements. Forward-looking statements are subject to factors, risks and uncertainties that could cause actual results to differ materially, including, but not limited to, our ability and the ability of our new SI Wound Care partnership to successfully execute on our growth initiatives, our ability and the ability of our new SI Wound Care partnership to obtain new business relationships, potential litigation, changes in third-party reimbursement processes, changes in law, contributions from acquired businesses or new business lines, products or services, including our new SI Wound Care partnership, and other risk factors disclosed in the Company’s most recent annual report on Form 10-K and, to the extent applicable, quarterly reports on Form 10-Q. All forward-looking statements made in this press release speak only as of the date hereof. We do not undertake any obligation to update any forward-looking statements to reflect future events or circumstances, except as required by law.

Additional information about InfuSystem Holdings, Inc. is available at www.infusystem.com.

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